Exhibit 10.2.4
Execution Version
Portions of this exhibit that have been marked by [***] have been omitted because the Registrant has determined they are not material and would likely cause competitive harm to the Registrant if publicly disclosed.
REAFFIRMATION AND THIRD AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS (Seniors Housing)

This REAFFIRMATION AND THIRD AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of December 20, 2024, by and among (i) the entities identified as Borrower set forth on Annex I attached hereto (individually and collectively, “Borrower”); (ii) JLL Real Estate Capital, LLC, a Delaware limited liability company (as successor-in-interest to Jones Lang LaSalle Multifamily, LLC, a Delaware limited liability company) (“Lender”); (iii) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), (iv) Brookdale Senior Living Inc., a Delaware corporation (“Guarantor”), and (v) joined into by (a) the entities identified as Affiliated Master Lessee on the Summary of Master Terms as Affiliated Master Lessees pursuant to the Joinder attached hereto, and (b) the entities identified as Affiliated Property Manager on the Summary of Master Terms as Affiliated Property Managers pursuant to the Joinder attached hereto.
RECITALS
A.Borrower and Lender are parties to or have joined into that certain Master Credit Facility Agreement dated as of August 31, 2017, as amended by that certain Amendment No. 1 to Master Credit Facility Agreement, dated as of November 1, 2018, and as further amended by that certain Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement, dated as of December 15, 2023 (as amended by this Amendment, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).
B.All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 31, 2017, by that certain Assignment of Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of December 15, 2023, and by that certain Assignment of Reaffirmation and Third Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of the date hereof (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender (once an agreement is made for Lender to make a Future Advance) under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

C.Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement (the “Refinance Advance”) in connection with certain amendments to that certain Renewed, Amended and Restated Multifamily Note, dated as of August 31, 2017, in the sum of $390,000,000 (the “Variable Note”).
D.The parties are executing this Amendment pursuant to the Master Agreement to reflect certain amendments of the Variable Note and to reflect the making of the Refinance Advance by Lender in the amount of $344,226,000.
AGREEMENT
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.Definitions Schedule. From and after the date of this Amendment, Schedule 1 of the Master Agreement is hereby amended as follows:
(a)By deleting the definition “Exceptions to Representations and Warranties Schedule” and replacing it with the following definition:
“Exceptions to Representations and Warranties Schedule” means that certain Schedule 16 (Exceptions to Representations and Warranties), as supplemented with that certain Schedule 16.1 (Exceptions to Representations and Warranties), that certain Schedule 16.2 (Exceptions to Representations and Warranties), and as may be further supplemented.”
Section 3.Future Advance. In connection with this Amendment, Lender is making the Refinance Advance to Borrower, and Borrower is amending the Variable Note.
Section 4.Schedule of Advance Terms. Schedule 3 to the Master Agreement is hereby supplemented with Schedule 3.6 attached hereto, and deleting Schedule 3.4.
Section 5.Prepayment Premium Schedule. Schedule 4 to the Master Agreement is hereby supplemented with Schedule 4.6 attached hereto, and deleting Schedule 4.4.
Section 6.Ownership Interests Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.
Section 7.Exceptions to Representations and Warranties Schedule 16 to the Master Agreement is hereby supplemented with Schedule 16.2 attached hereto.

Section 8.Kansas No Oral Agreements Certificate. Schedule 26 to the Master Agreement is hereby supplemented with Schedule 26.2 attached hereto.
Section 9.Property Use, Preservation and Maintenance/Covenants. Section 6.02 of the Master Agreement (Property Use, Preservation and Maintenance/Covenants) is hereby supplemented with the following:
Borrower hereby covenants and agrees that, within one hundred eighty (180) days following the Effective Date of this Amendment, it shall deliver to Lender the following items with respect to the following issues, failing which it shall be an Event of Default under this Master Agreement; provided, however, that in the event that Borrower has not delivered to Lender any of the following items solely due to a delay on the part of the applicable Licensing Authority, Borrower shall not be in default hereunder for so long as Borrower causes or causes Affiliated Property Operator to use reasonably diligent efforts to resolve each of the following issues, and, upon Lender’s request, provides updates to Lender regarding the status:
[***]
During the pendency of all of the above matters, Borrower represents that all of the existing Operating Licenses for the above Mortgaged Properties are valid, in full force and effect and there is no threat of revocation or material adverse determination of the Operating Licenses.

Section 10.Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
Section 11.Environmental Indemnity Agreement. The Environmental Indemnity Agreement, dated as of August 31, 2017 (as has been and may be further amended, restated, supplemented, or otherwise modified from time to time, the “EIA”), executed by Borrower for the benefit of Lender, as assigned to Fannie Mae, is herewith modified by adding the Refinance Note to the definition of “Note”.
Section 12.Guaranty of Non-Recourse Obligations. The Guaranty of Non-Recourse Obligations, dated as of August 31, 2017 (as has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), executed by Guarantor to and for the benefit of Lender, as assigned to Fannie Mae, is herewith modified by adding the Refinance Note to the definition of “Note”.
Section 13.New York Mortgages. Upon the payment in full of one or more Advances Outstanding, if directed by Lender, Borrower shall, at Borrower’s election, either Release certain of the New York Mortgaged Properties in conjunction with the repayment in accordance with the Mortgaged Property Release Schedule attached as Schedule 10 to the Master Agreement, or, restructure the New York Security Instruments and Title Policies so that following the repayment and any associated Mortgaged Property releases, Lender continues to benefit from one or more insured New York Security Instruments that secure one hundred twenty-five percent (125%) of the Allocable Loan Amounts associated with the New York Mortgaged Properties remaining in the Collateral Pool and securing the remaining Advances Outstanding.

Section 14.Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
Section 15.Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 16.Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 17.Applicable Law. The provisions of Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
Section 18.Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.
Section 19.Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.
Section 20.No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.
Section 21.Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.

Section 22.Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:

FIT REN NOHL RANCH LP,
FIT REN PARK LP,
FIT REN MIRAGE INN LP,
FIT REN THE GABLES LP,
FIT REN PAULIN CREEK LP,
FIT REN OCEAN HOUSE LP,
FIT REN OAK TREE LP, FIT REN PACIFIC INN LP, each a Delaware limited partnership

        By: FIT REN Holdings GP Inc., their general partner

        By:    /s/ George T. Hicks_________________________
        Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

AHC PURCHASER, INC.,
a Delaware corporation

        By:    /s/ George T. Hicks        _______________________________
        Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

ARC SCOTTSDALE, LLC,
ARC SWEET LIFE SHAWNEE, LLC,
ARCLP-CHARLOTTE, LLC,
ARC WILORA ASSISTED LIVING, LLC,
each a Tennessee limited liability company

        By:    /s/ George T. Hicks___________________________
        Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

ARC WESTLAKE VILLAGE, INC.,
a Tennessee corporation

        By:    /s/ George T. Hicks ___________________________
        Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

AHC STERLING HOUSE OF BRIGHTON, LLC
AHC VILLAS OF THE ATRIUM, LLC,
AHC STERLING HOUSE OF JACKSONVILLE, LLC,
AHC STERLING HOUSE OF PANAMA CITY, LLC,
CMCP-PINECASTLE, LLC,
AHC STERLING HOUSE OF PORT CHARLOTTE, LLC,
AHC STERLING HOUSE OF PUNTA GORDA, LLC,
CMCP-ROSWELL, LLC,
AHC VILLAS-WYNWOOD OF RIVER PLACE, LLC,
CMCP-MONTROSE, LLC,
AHC VILLAS-WYNWOOD OF COURTYARD ALBANY, LLC,
AHC VILLAS OF ALBANY RESIDENTIAL, LLC,
AHC WYNWOOD OF ROGUE VALLEY, LLC,
CMCP-CLUB HILL, LLC,
AHC STERLING HOUSE OF CORSICANA, LLC,
BROOKDALE CYPRESS STATION, LLC,
BROOKDALE LAKEWAY, LLC,
AHC STERLING HOUSE OF LEWISVILLE, LLC,
AHC STERLING HOUSE OF MANSFIELD, LLC,
BROOKDALE NORTHWEST HILLS, LLC,
AHC STERLING HOUSE OF WEATHERFORD, LLC,
CMCP-WILLIAMSBURG, LLC, each a Delaware limited liability company

        By:    /s/ George T. Hicks __________________________
        Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

GUARANTOR

BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President – Finance and Treasurer

LENDER:

JLL REAL ESTATE CAPITAL, LLC
a Delaware limited liability company

By: /s/ Alyssa D. Berquam_________________
Name:    Alyssa D. Berquam
Title:    Authorized Signatory

FANNIE MAE:
FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

    By: /s/ Michael W. Dick
    Name: Michael W. Dick
    Title: Assistant Vice President

Each Affiliated Property Operator hereby joins into this Amendment, the Master Agreement and the other Loan Documents, as if it were otherwise an original party hereunder and thereunder. Each Affiliated Property Operator hereby ratifies and agrees to be bound by all of the covenants, terms, conditions, and provisions contained in the Loan Documents as they relate to such Affiliated Property Operator, including each covenant, term, condition and provision set forth in Article 4, Article 5, Article 6, Article 7, Article 8, Article 9, Article 10, Article 11, Article 12, Article 13, and Article 15, and Section 14.02(d) and Section 14.03(c). Each Affiliated Property Operator hereby acknowledges, agrees and confirms that, by its signature below, such Affiliated Property Operator will be deemed to be a party to this Amendment and the Master Agreement as an “Affiliated Property Operator,” and either a “Manager” or an “Operator”, as applicable, for all purposes under the Loan Documents, and shall have assumed all of the obligations of “Affiliated Property Operator” and “Manager” or “Operator,” as applicable, thereunder as if it had executed each of the Loan Documents. No Affiliated Property Operator shall have any obligations with respect to the provisions of Article 2 (payment) or the provisions of Article 3 (recourse) of the Master Agreement.
AFFILIATED PROPERTY OPERATORS:
BLC NOHL RANCH, LLC
BLC INN AT THE PARK, LLC
BROOKDALE SENIOR LIVING COMMUNITIES, INC.
BROOKDALE MANAGEMENT-II, LLC
SH ITHACA OPERATOR, INC.
SH NIAGARA OPERATOR, INC.
ARC WESTLAKE VILLAGE SNF, LLC
BLC-CLUB HILL, LLC
ARC MANAGEMENT, LLC
ALTERNATIVE LIVING SERVICES-NEW YORK, INC.

By:    /s/ George T. Hicks
Name:     George T. Hicks
Title: Executive Vice President and Treasurer

                    BLC MIRAGE INN, L.P.
                    By: BLC Mirage Inn, Inc., its general partner
By:    /s/ George T. Hicks
Name:     George T. Hicks
Title: Executive Vice President and Treasurer

BLC GABLES-MONROVIA, L.P.
By: BLC Gables-Monrovia, Inc., its general partner

By:    /s/ George T. Hicks
Name:     George T. Hicks
Title: Executive Vice President and Treasurer

BLC OCEAN HOUSE, L.P.
By: BLC Ocean House, Inc., its general partner

By:    /s/ George T. Hicks
Name:     George T. Hicks
Title: Executive Vice President and Treasurer

BLC OAK TREE VILLA, L.P.
By: BLC Oak Tree Villa, Inc., its general partner

By:    /s/ George T. Hicks
Name:     George T. Hicks
Title: Executive Vice President and Treasurer

BLC LODGE AT PAULIN, L.P.,
By: BLC Lodge at Paulin, Inc., its general partner

By:    /s/ George T. Hicks
Name:     George T. Hicks
Title: Executive Vice President and Treasurer

BLC PACIFIC INN, L.P.
By: BLC Pacific Inn, Inc., its general partner

By:    /s/ George T. Hicks
Name:     George T. Hicks
Title: Executive Vice President and Treasurer

CLINTON STERLING COTTAGE OPERATOR, INC.,
ITHACA STERLING COTTAGE OPERATOR, INC.,
NIAGARA STERLING COTTAGE OPERATOR, INC.,
each a New York corporation

By: /s/ Colleen Endsley______________________
    Name:     Colleen Endsley
    Title: President

SCHEDULES & EXHIBITS
The Schedules & Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows:

Schedules

Schedule 1	Definitions Schedule – General
Schedule 2	Summary of Master Terms
Schedule 2A	New York Gap Note Modifications	Form 6234
Schedule 3.1	Schedule of Advance Terms (Gap Note)
Schedule 3.2	Intentionally Deleted
Schedule 3.3	Schedule of Advance Terms (Fixed – 10 Years)
Schedule 3.4	Intentionally Deleted
Schedule 3.5	Schedule of Advance Terms (Fixed)
Schedule 3.6	Schedule of Advance Terms (Fixed)
Schedule 4.1	Prepayment Premium Schedule (Gap Note)
Schedule 4.2	Intentionally Deleted
Schedule 4.3	Prepayment Premium Schedule (Fixed – 10 Years)	Form 6104.01 [08 -13]
Schedule 4.4	Intentionally Deleted
Schedule 4.5	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 4.6	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 5	Required Replacement Schedule
Schedule 6	Required Repair Schedule
Schedule 7	General Conditions Schedule
Schedule 8	Property-Related Documents Schedule
Schedule 9	Conversion Schedule
Schedule 10	Mortgaged Property Release Schedule
Schedule 11	Mortgaged Property Addition Schedule
Schedule 12	Reserved
Schedule 13	Ownership Interests Schedule
Schedule 14	Future Advance Schedule
Schedule 15	Letter of Credit Schedule
Schedule 16	Exceptions to Representations and Warranties Schedule
Schedule 16.1	Exceptions to Representations and Warranties Schedule
Schedule 16.2	Exceptions to Representations and Warranties Schedule

Schedule 17	Waiver of Imposition Deposits	Form 6228 [modified] [04-12]
Schedule 18	Reserved
Schedule 19	Skilled Nursing	Form 6001 [01-16]
Schedule 19-A	Addenda to Schedule 2	Form 6001.NR.SRS [01-16]
Schedule 20	Expansion Structure General Terms
Schedule 21 Schedule 22	Mineral Rights Conveyances Licenses, Permits and other Property Related Documents to be Delivered post closing
Schedule 23	Surveys
Schedule 24	Licenses
Schedule 25	Ground Lease Defaults	Form 6206 [07-11]
Schedule 26	Kansas – No Oral Agreements
Schedule 26.1	Kansas – No Oral Agreements (for the Refi)
Schedule 26.2	Kansas – No Oral Agreements (for Variable Note Refi)
Exhibits

Exhibit A	Mortgaged Properties
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	Termination Request
Exhibit G	Annual Certification (Borrower)
Exhibit H	Annual Certification (Guarantor)
Exhibit I	Confirmation of Guaranty
Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K	Compliance Certificate
Exhibit L-1	Organizational Certificate (Borrower)
Exhibit L-2	Organizational Certificate (Guarantor)
Exhibit M	Confirmation of Obligations

Annexes
Annex I	List of Borrowers

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement.

_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH_____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials
_/s/ GTH____________ Borrower Initials	_/s/ GTH____________ Borrower Initials

SCHEDULE 3.6
TO MASTER CREDIT FACILITY AGREEMENT

Schedule of Advance Terms
FIXED ADVANCES

I. INFORMATION FOR $344,226,000 FIXED ADVANCE MADE DECEMBER 20, 2024
Advance Amount	$344,226,000
Advance Term	Eighty Four (84) months
Advance Year	The period beginning on the Effective Date and ending on the last day of December, 2025, and each successive twelve (12) month period thereafter
Amortization Type	[Select only one:] ☐ Amortizing ☐ Full Term Interest Only Partial Interest Only
Effective Date	December 20, 2024
First Payment Date	The first day of February, 2025
First Principal and Interest Payment Date	The first day of February, 2027
Fixed Rate	6.140%

Interest Accrual Method
[Select only one:]
☐    30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months)
or
    Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month)

Interest Only Term	Twenty-Four (24) months
Interest Rate	The Fixed Rate
Interest Rate Type	Fixed Rate
Last Interest Only Payment Date	The first day of January, 2027
Maturity Date	The first day of January, 2032, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise

Monthly Debt Service Payment
For Partial Interest Only (Actual/360):
(i)            $1,819,999.36 for the First Payment Date;
(ii)           for each Payment Date thereafter through and including the Last Interest Only Payment Date:
(a)          $1,643,870.39 if the prior month was a 28-day month;
(b)          $1,702,580.04 if the prior month was a 29-day month;
(c)           $1,761,289.70 if the prior month was a 30-day month; and
(d)          $1,819,999.36 if the prior month was a 31-day month; and
(iii)    $2,094,893.65 for the First Principal and Interest Payment Date and each Payment Date thereafter until the Advance is fully paid

Prepayment Lockout Period	The 0 Advance Year of the term of the Advance
Remaining Amortization Period	As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date

II. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Yield Maintenance Period End Date or Prepayment Premium Period End Date	The last day of June, 2031
Yield Maintenance Period Term or Prepayment Premium Period Term	Seventy-eight (78) months

SCHEDULE 4.6
TO MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
(Standard Yield Maintenance – Fixed Rate)
1.Defined Terms.
All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement.

2.Prepayment Premium.
Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows:
(a)If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of:
(1)one percent (1%) of the amount of principal being prepaid; or
(2)the product obtained by multiplying:
(A)the amount of principal being prepaid,
by
(B)the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.06 (Application of Collateral) of this Master Agreement, by
(C)the present value factor calculated using the following formula:
1 - (1 + r)-n/12
    r
[r =    Yield Rate
n =    the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date.

For purposes of this clause (2), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “U.S. government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):
a =    the yield for the longer U.S. Treasury constant maturity
b =    the yield for the shorter U.S. Treasury constant maturity
x =    the term of the longer U.S. Treasury constant maturity
y =    the term of the shorter U.S. Treasury constant maturity
z =    “n” (as defined in the present value factor calculation above) divided by twelve (12).
For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate.
Notwithstanding any provision to the contrary, if “z” equals a term reported under the U.S. “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]

(b)If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid.

(c)Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth month prior to the month in which the Maturity Date occurs.
[Remainder of Page Intentionally Blank]

SCHEDULE 13
TO MASTER CREDIT FACILITY AGREEMENT
[omitted for SEC filing purposes]

SCHEDULE 16.2 TO
MASTER CREDIT FACILITY AGREEMENT
[omitted for SEC filing purposes]

SCHEDULE 26.2 TO
MASTER CREDIT FACILITY AGREEMENT
CERTIFICATE
(KANSAS – NO ORAL AGREEMENTS)

This Certificate is attached to, and made an integral part of, the Master Agreement, pursuant to K.S.A. Sections 16-117 and 16-118, as follows:
The Master Agreement and all other Loan Documents collectively constitute the written credit agreement which is the final expression of the credit agreement between Borrower and Lender.
The Master Agreement and all other Loan Documents may not be contradicted by evidence of any prior oral credit agreement or of a contemporaneous oral credit agreement between Borrower and Lender.
The following space (which Borrower and Lender agree is sufficient space) is provided for the placement of nonstandard terms, if any:
__________________________________________________
[None]
Borrower and Lender affirm that there is no unwritten oral credit agreement between Borrower and Lender with respect to the subject matter of the Master Agreement and all other Loan Documents.

Borrower’s Initials: /s/GTH_______    Lender’s Initials: /s/ ab_____